AMENDMENT TO
                             Participation Ageement

         THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 13th day of February, 2002 by and among IDS Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

         WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated May 1, 2000 ("Agreement"); and

         WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of a new Contract.

         NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

1. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

2. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

3. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

         IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

IDS Life Insurance company              Attest:

By:  /s/ Timothy V. Bechtold            By: /s/ Mary Ellyn Minenko
     ---------------------------            ----------------------
Printed                                 Printed
Name:    Timothy V. Bechtold            Name:   Mary Ellyn Minenko
As Its:  President                      As Its: Assistant Secretary

Wells Fargo Variable Trust              Stephens Inc.

By:  /s/ C. David Messman               By:  /s/ Richard H. Blank, Jr.
     ---------------------                   ---------------------------
Printed                                 Printed
Name:    C. David Messman               Name:    Richard H. Blank, Jr.
       -------------------                     -------------------------
As Its:  Secretary                      As Its:  SVP
       -------------------                      ---------------------------

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement



Separate Account:  IDS Life Variable Account 10
                   Established August 23, 1995 and IDS Life Account SZ Established March 30, 2001.


Contracts:        American Express Retirement Advisor Select(SM) Variable
                  Annuity; Contract Form Numbers 131041,
                  131042 and 131043 and state variations thereof.

                  American Express Retirement Advisor Advantage(SM) Variable Annuity and American Express Retirement Advisor Advantage(SM) Variable Annuity -- Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046, 31047, 31048-IRA and state variations thereof.

                  American Express Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable
                  Annuity(R) -- Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046, 31047, 31048-IRA and state variations thereof.

                  IDS Life Variable Retirement and Combination Retirement Annuities; Contract Form Numbers 30305, 30306, 30310, 30311 and 30316 and state variations thereof.

                  IDS Life Employee Benefit Annuity; Contract Form Numbers 34607, 34610 and state variations thereof.

                  IDS Life Flexible Annuity; Contract Form Numbers 30302, 30307 and 30307-IRA and state variations thereof.

                                   SCHEDULE C

                    Other Funds Available under the Contracts


American Express Retirement Advisor Select(SM) Variable Annuity, American Express Retirement Advisor Advantage(SM) Variable Annuity and American Express Retirement Advisor Advantage(SM) Variable Annuity -- Band 3

AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Partners Small Cap Value Fund
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Stock Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund, Series II
AIM V.I. Capital Development Fund, Series II
Alliance VP Growth & Income Portfolio (Class B) AllianceBernstein International Value Portfolio, Class B American Century VP International, Class II
American Century VP Value, Class II
Calvert Variable Series, Inc. Social Balanced Portfolio Evergreen VA Capital Growth Fund, Class L Shares
Fidelity VIP III Growth & Income Portfolio (Service Class 2) Fidelity VIP III Mid Cap Portfolio (Service Class 2) Fidelity VIP III Overseas Portfolio (Service Class 2)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORESM U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund

American Express Retirement Advisor Advantage(SM) Variable Annuity and American Express Retirement Advisor Advantage(SM) Variable Annuity -- Band 3
(continued)

INVESCO VIF - Technology Fund
INVESCO VIF - Telecommunications Fund
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
MFS(R) Utilities Series - Service Class
Pioneer Equity-Income VCT Portfolio - Class II Shares
Pioneer Europe VCT Portfolio - Class II Shares
Putnam VT Health Sciences Fund - Class IB Shares
Putnam VT International Growth Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Strong Opportunity Fund II - Advisor Class
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

American   Express(R)   Retirement  Advisor  Variable  Annuity(R)  and  American
Express(R) Retirement Advisor Variable Annuity(R) -- Band 3

AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund

American   Express(R)   Retirement  Advisor  Variable  Annuity(R)  and  American
Express(R) Retirement Advisor Variable Annuity(R) -- Band 3
(continued)

American Century VP - International
American Century VP - Value
Calvert Variable Series, Inc. Social Balanced Portfolio
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio Fidelity VIP III Growth & Income Portfolio (Service Class) Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP III Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2 Goldman Sachs VIT CORESM Small Cap Equity Fund
Goldman Sachs VIT CORESM U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Aggressive Growth Portfolio: Service Shares
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
Putnam VT International New Opportunities Fund - Class IB Shares Putnam VT Vista Fund - Class IB Shares
Royce Micro-Cap Portfolio
Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund


IDS Life Variable Retirement and Combination Retirement Annuities
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)

IDS Life Variable Retirement and Combination Retirement Annuities
(continued)

AXP (R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund


IDS Life Employee Benefit Annuity
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund


IDS Life Flexible Annuity
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo Small Cap Growth Fund